EXHIBIT 10.3

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of February 11, 2011, is made by and between Margret Wessels, an adult individual (“Seller”), and Haoji Xia, an adult individual (“Buyer”).

RECITALS

A.           Seller owns 10,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”), of FITWAYVITAMINS, Inc., a Nevada corporation (the “Company”).  Buyer has agreed to purchase 8,000,000 shares of Common Stock (the “Shares”) from Seller for the consideration and under the terms and conditions set forth herein.

C.           Concurrently with the execution of this Agreement, Seller and the Company, entered into a separate stock purchase agreement dated the date hereof (the “Split-Off Agreement”) pursuant to which, among other things, the Company will repurchase 2,000,000 shares of Common Stock from Seller which, together with the Shares, constitute all of the shares of Common Stock beneficially owned by Seller as of the date hereof.

Accordingly, the parties hereto agree as follows:

1.  Purchase and Sale.

(a)           Purchased Shares.  Subject to the terms and conditions provided below, Seller shall sell, assign and transfer to Buyer and Buyer shall purchase from Seller, on the Closing Date (as defined in Section 1(c)), all of the Shares.

(b)           Purchase Price.  As consideration for the purchase of the Shares, Buyer agrees to purchase the Shares from Seller and shall pay to Seller on the Closing Date an aggregate purchase price of $320,000.00 (the “Purchase Price”), payable on the Closing Date in immediately available funds by delivery of a check or by wire transfer to an account designated by Seller.  On the Closing Date, Seller shall deliver to Buyer such assignments or instruments of conveyance and transfer, in form and substance satisfactory to Buyer and its counsel, as shall be effective to vest in Buyer all of Seller’s right, title and interest in and to the Shares, free and clear of all Liens and encumbrances.

(c)           Closing.  The closing of the transactions contemplated in this Agreement (the “Closing”) shall take place contemporaneously with the execution and delivery of this Agreement.  The date on which the Closing occurs shall be referred to herein as the Closing Date (the “Closing Date”).

2.  Closing.

(a)           Transfer of Shares.  At the Closing, Seller shall deliver to Buyer certificates representing the Shares, duly endorsed to Buyer or as directed by Buyer, which delivery shall vest Buyer with good and marketable title to all of the issued and outstanding shares of capital stock of the Company, free and clear of all Liens and encumbrances.

(b)           Payment of Purchase Price. At the Closing, Buyer shall deliver to Seller the Purchase Price as set forth in Section 1(b).

3.  Representations and Warranties of Seller.  Seller represents and warrants to Buyer as of the date hereof as follows:

(a)           Authorization; Enforceability.  The execution, delivery and performance by Seller of this Agreement is within Seller’s powers and capacity.  This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)           Governmental Authorization.  The execution, delivery and performance by Seller of this Agreement requires no consent, approval, Order, authorization or action by or in respect of, or filing with, any Governmental Authority.

(c)           Non-Contravention; Consents.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not violate any applicable Law or Order.

(d)           Ownership.  As of the date hereof, Seller owns the Shares, which interests, together with the shares of Common Stock to be repurchased by the Company pursuant to the Split-Off Agreement, represent all of the authorized, issued and outstanding capital stock of the Company owned by Seller.  The Shares are duly authorized, validly issued, fully-paid, non-assessable and free and clear of any Liens.

4.  Representations and Warranties of Buyer.  Buyer represents and warrants to Seller as of the date hereof as follows:

(a)           Enforceability.  The execution, delivery and performance by Buyer of this Agreement are within Buyer’s power and capacity. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(b)           Governmental Authorization.  The execution, delivery and performance by Buyer of this Agreement require no consent, approval, Order, authorization or action by or in respect of, or filing with, any Governmental Authority.

(c)           Non-Contravention; Consents.  The execution, delivery and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby do not violate any applicable Law or Order.

(d)           Purchase for Investment.  Buyer is financially able to bear the economic risks of acquiring an interest in the Company and the other transactions contemplated hereby, and have no need for liquidity in this investment. Buyer has such knowledge and experience in financial and business matters in general, and with respect to businesses of a nature similar to the business of the Company, so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Shares. Buyer is acquiring the Shares solely for their own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration is available.  Buyer has (i) received all the information they have deemed necessary to make an informed investment decision with respect to the acquisition of the Shares, (ii) had an opportunity to make such investigation as she has desired pertaining to the Company and the acquisition of an interest therein, and to verify the information which is, and has been, made available to her and (iii) had the opportunity to ask questions of Seller concerning the Company. Buyer has received no public solicitation or advertisement with respect to the offer or sale of the Shares. Buyer realizes that the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale. Buyer understands that any resale of the Shares by her must be registered under the Securities Act (and any applicable state securities law) or be effected in circumstances that, in the opinion of counsel for the Company at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws). Buyer acknowledges and consents that certificates now or hereafter issued for the Shares will bear a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTIONS AFFORDED BY SECTION 4(1) OF THE SECURITIES ACT AND RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.

Buyer understands that the Shares are being sold to her pursuant to the exemption from registration contained in Section 4(1) of the Securities Act and that Seller is relying upon the representations made herein as one of the bases for claiming the Section 4(1) exemption.

5.  Release.  Seller, on behalf of herself and her Related Parties (as defined below), hereby releases and forever discharges Buyer and its individual, joint or mutual, past and present representatives, Affiliates, officers, directors, employees, agents, attorneys, stockholders, controlling persons, subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which Seller or any of her Related Parties now have or have ever had against any Releasee.  Seller hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasee, based upon any matter released hereby.  “Related Parties” shall mean, with respect to Seller, (i) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with Buyer, (ii) any Person in which Seller holds a Material Interest or (iii) any Person with respect to which Seller serves as a general partner or a trustee (or in a similar capacity).  For purposes of this definition, “Material Interest” shall mean direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

6.  Definitions. As used in this Agreement:

(a)           “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person. For the purposes of this definition, “ Control ,” when used with respect to any Person, means the possession, directly or indirectly, of the power to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “ Controlling ” and “ Controlled ” have meanings correlative to the foregoing;

(b)           “Governmental Authority” means any domestic or foreign governmental or regulatory authority;

(c)           “Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, Permit, license, policy or rule of common law;

(d)           “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person will be deemed to own, subject to a Lien, any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset;

(e)           “Order” means any judgment, injunction, judicial or administrative order or decree;

(f)           “Permit” means any government or regulatory license, authorization, permit, franchise, consent or approval; and

(h)           “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

7.  Miscellaneous.

(a)           Counterparts.  This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages or electronic transmission in portable document format (pdf)), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

(b)           Amendments and Waivers.

(i)        Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

(ii)        No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by Law.

(c)           Successors and Assigns.  The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer (including by operation of Law) any of its rights or obligations under this Agreement without the consent of each other party hereto.

(d)           No Third Party Beneficiaries.  This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied will give or be construed to give to any Person, other than the parties hereto, those referenced in Section 5 above, and such permitted successors and assigns, any legal or equitable rights hereunder.

(e)           Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal substantive law of the State of Nevada, without regard to that state’s conflict of laws principles.

(f)           Headings.  The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

(g)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement.  This Agreement supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof of this Agreement.

(h)           Severability.  If any provision of this Agreement or the application of any such provision to any Person or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the remainder of the provisions of this Agreement (or the application of such provision in other jurisdictions or to Persons or circumstances other than those to which it was held invalid, illegal or unenforceable) will in no way be affected, impaired or invalidated, and to the extent permitted by applicable Law, any such provision will be restricted in applicability or reformed to the minimum extent required for such provision to be enforceable.  This provision will be interpreted and enforced to give effect to the original written intent of the parties prior to the determination of such invalidity or unenforceability.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, effective as of the date first above written.

SELLER:

By:	/s/Margret Wessels
Margret Wessels, an adult individual

BUYER:

/s/Haoji Xia
Haoji Xia, an adult individual

[Signature Page to Stock Purchase Agreement]